Rule 482 ad

Rule 497(e)

File Nos. 2-10653 and 811-00082

[Television commercial. Video of fencers sparring and having a conversation:]

[Fencer one states:] Nice move.

[Fencer two states:] Speaking of moves ... where are you putting your money these days?

[Fencer one states:] I’m in CGM Focus Fund.

[Fencer two states:] CGM Focus Fund? Why’s that?

[Video supers and dissolves]

[Title slide reading:] CGM Focus Fund Managed by Ken Heebner

[Fencer one states:] Simple. It’s managed by Ken Heebner. The Fund is concentrated and zeroes in on opportunities in specific sectors and industries.

[Title slide supers and dissolves into video of fencers sparring.]

[Fencer two states:] So every move counts, right?

[Fencer one states:] Right!

[Video dissolves and a title slide supers and is held that reads:] You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing.

[Voice reads:] Call 1-800-CGM-INFO for current performance information and a prospectus.

[Title slide is held and additional text is added to the title slide that reads:] The prospectus contains this and other important information about the Fund.

[Voice reads:] Read the prospectus carefully.

[Title slide supers and dissolves into video of fencers walking away.]

[Fencer two states:] You had all the moves today.

[Video dissolves and the final slide supers; a line drawing of a fencer in a box with a black and white striped background (logo) appears; to the right of the logo is the following text:] CGM Focus Fund 1-800-CGM-INFO

[Commercial ends.]